Exhibit 10.32
FIRST AMENDMENT TO
AGREEMENT OF PURCHASE AND SALE
     This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”) is executed this 12th day of December, 2005, between MOR MONTPELIER LLC, FORBES BOULEVARD LLC, and DERRY COURT LLC (collectively, “Seller”) and ASSET CAPITAL PARTNERS, L.P. (“Purchaser”; and, collectively with Seller, the “Parties”).
     WHEREAS, Seller and Purchaser entered into that certain Agreement of Purchase and Sale dated November 7, 2005 (the “Original Agreement”), pursuant to which Seller agreed to Sell, and Purchaser agreed to Purchase, the real property described therein, subject to the terms thereof.
     WHEREAS, pursuant to Section 2.2 of the Original Agreement, the Due Diligence Period (as defined in the Original Agreement) was to expire at 5:00 p.m. eastern standard time on the date hereof.
     WHEREAS, the Parties have now mutually agreed to extend said Due Diligence Period as described herein. All terms not otherwise defined herein shall have the meanings set forth in the Original Agreement.
     NOW, THEREFORE, the Parties hereby agree as follows:
     Extension of Due Diligence Period.
     1. Anything contained in the Original Agreement notwithstanding, the Due Diligence Period under Section 2.2 of the Original Agreement shall hereby be extended for a period of forty-eight (48) hours, and thus shall be deemed to expire on Wednesday, December 14, 2005 at 5:00 p.m. eastern standard time.
     2. Except as expressly amended by this Amendment, the Original Agreement is hereby ratified and affirmed in all respects. This Amendment may be executed by the parties hereby in counterpart.
     3. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their personal representatives, successors, and assigns.
     4. This Amendment shall be interpreted and construed in accordance with the laws of the State of Maryland.
Signatures appear on next page

     IN WITNESS WHEREOF, the parties hereto have set their hands the day and year first written above.

WITNESSES:	SELLER:

MOR MONTPELIER LLC

By: /s/ Mark Knobloch_(SEAL)

Mark D. Knobloch, President

FORBES BOULEVARD LLC

By: /s/ Mark Knobloch___(SEAL)

Mark D. Knobloch, President

DERRY COURT LLC

By: /s/ Mark Knobloch___(SEAL)

Mark D. Knobloch, President

PURCHASER:

ASSET CAPITAL PARTNERS, L.P.

By: ACC GP, LLC, its general partner

By: Asset Capital Corporation, Inc., its Sole member

By: /s/ Blair Fernau___(SEAL)
Blair Fernau, Chief Investment Officer